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Exhibit 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Vornado Realty Trust (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 6, 2004	/s/ JOSEPH MACNOW
	Name:	Joseph Macnow
	Title:	Chief Financial Officer

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  Exhibit 32.2
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)